                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934

      Date of Report (Date of earliest event reported) November 30, 1998

                            KALAN GOLD CORPORATION
            (Exact name of Registrant as specified in its charter)


          Colorado                          0-25658              84-1357927
---------------------------------        ------------       -------------------
  (State or other jurisdiction           (Commission         (I.R.S. Employer
of incorporation or organization)        File Number)       Identification No.)


                             Tower II, Suite 100,
                            12835 E. Arapahoe Road
                           Englewood, Colorado 80112
            -----------------------------------------------------
            (Address of principal executive offices and Zip Code)


                                (303) 706-1606
             ---------------------------------------------------
             (Registrant's telephone number including area code)

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                                   FORM 8-K
                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934

Item 1. Changes in Control of Registrant.

        See Item 5 below

Item 2. Acquisition or Disposition of Assets.

        See Item 5 below

Item 3. Bankruptcy or Receivership.

        Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5. Other Events

        The Registrant has entered into a letter of intent to acquire 100% of the issued and outstanding common shares of the wholly-owned subsidiary of Popbridge Industrial Limited (Popbridge), a manufacturing company located in Hong Kong. Under the terms of the letter of intent, the Registrant would issue 15,000,000 of its common shares. The Board of Directors of the Registrant would be replaced by management of Popbridge. The Closing of the transaction is subject to due diligence by both parties and the requirement that the Registrant have in place a commitment by a third party to raise a total of $2,500,000US for the Registrant after the Closing. If the Registrant consummates this transaction, of which there can be no guarantee, it is planned that the current owners of Popbridge will assume control of the Registrant and will apply to the NASDAQ System to have the Registrant's securities traded there.

        Popbridge is a designer and manufacturer of power supply units, magnetics and printed circuit board assemblies for the Medical, Communication, and Office Equipment industries. Popbridge sells its products world-wide to a number of highly recognized companies such as Hewlett Packard, Xerox corporation, Scitex, Gilat, and the Lambda Group. All manufacturing is done in a 17,000 square meter factory located near the Chang Au exit of the Guangzhou Shenzhen Expressway in the Peoples Republic of China. Popbridge employs approximately 1,000 people in its organization.

Item 6. Resignation of Registrant's Directors.

        Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not Applicable

Item 8.  Change in Fiscal Year.

         Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.

        Not Applicable

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KALAN GOLD CORPORATION


Dated: November 30, 1998               By: /s/ Sanford Altberger
                                           --------------------------
                                           Sanford Altberger
                                           President and Chief Executive Officer